EXECUTION COPY


                      AMENDMENT NO. 12 TO CREDIT AGREEMENT


                  AMENDMENT NO. 12 AND AGREEMENT (this "Amendment"), dated as of August 10, 2000, to the Credit Agreement, dated as of March 30, 1998 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among SUNBEAM CORPORATION (the "Parent"), the SUBSIDIARY BORROWER referred to therein, the LENDERS party thereto, MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent, BANK OF AMERICA, N.A., as Documentation Agent, and FIRST UNION NATIONAL BANK, as Administrative Agent.

                              W I T N E S S E T H :

                  WHEREAS, the Parent, the Subsidiary Borrower, the Lenders and the Agents are parties to the Credit Agreement;

                  WHEREAS, the Parent has requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement as more fully set forth below;

                  WHEREAS, the Administrative Agent and the Lenders are willing to agree to such requested amendments, but only upon the terms and conditions of this Amendment; and

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. Except as herein specifically waived or amended, all terms and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties thereto according to its terms and provisions. This Amendment is limited as specified and shall not constitute a modification, amendment or waiver of any other provision of the Credit Agreement or any other Loan Document or indicate the Lenders' willingness to consent to any such other modification, amendment or waiver of the Credit Agreement or any other Loan Document, including without limitation, any modification, amendment or waiver for any other date or time period or in connection with any other transaction.

                  SECTION 2. Deletion and Addition of Certain Defined Terms.
Section 1.01 of the Credit Agreement is amended:

(a) to delete in their entirety the defined terms "Aggregate Exposure", "Blocked Account Agreement", "Class", "Commitments", "Concentration Account",

"Interest Election Request", "Loans", "Maturity Date" and "Required Lenders" in such Section; and

(b) to add in their appropriate alphabetical order in such Section the following defined terms:

                           ""Aggregate Exposure" means, at any time, the amount
                  equal to the sum of (i) the Revolving Credit Exposure and unused Revolving Commitments, (ii) the Supplemental Revolving Credit Exposure and unused Supplemental Revolving Commitments,
                  (iii) the outstanding principal amount of Tranche A Term Loans and unused Tranche A Term Commitments and (iv) the outstanding principal amount of Tranche B Term Loans, in each case of all of the Lenders at such time.

                           "Amendment No. 12" means Amendment No. 12 and
                  Agreement, dated as of August 10, 2000, to this Agreement.

                           "Borrowing Base" means, as of any date of
                  determination, the sum of 60% of Eligible Inventory and 50% of Eligible Raw Materials and Work In Process. The Borrowing Base shall be computed using the Borrowing Base Certificate most recently provided by the Parent to the Administrative Agent pursuant to Section 5.02(L); provided, however, the Administrative Agent shall have the right to review and adjust, in its reasonable judgment, any computation of the Borrowing Base to the extent such computation of the Borrowing Base pursuant to such Borrowing Base Certificate is not in accordance with this Agreement.

                           "Borrowing Base Certificate" means a certificate,
                  substantially in the form of Exhibit M, executed and certified by a Financial Officer and delivered by the Parent to the Administrative Agent pursuant to Section 5.02(L).

                           "Class", when used in reference to any Loan or
                  Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Tranche A Term Loans, Tranche B Term Loans, Revolving Loans or Supplemental Revolving Loans.

                           "Commitment" means a Tranche A Term Commitment, a
                  Tranche B Term Commitment, a Revolving Commitment or a Supplemental Revolving Commitment, and "Commitments" means all or any combination of them, as the context may require.

                           "Concentration Account" means, collectively, the
                  accounts, account no. 2020000404561, established by Sunbeam Products, Inc. and account no. 2020000404600, established by Coleman, each maintained at the office of First Union Nation Bank at One First Union Center, 301 South College Street, Charlotte, North Carolina 28288, that shall be used for the daily concentration of funds received by the Parent or any of its Subsidiaries from the operation of their businesses or otherwise.

                           "Eligible Inventory" means, as at any date of
                  determination, the value (determined at the lower of cost or market on a first-in, first-out basis consistent with Powermate's or Outdoor Cooking's, as applicable, current and historical accounting practice) of all Finished Goods Inventory owned by Powermate or Outdoor Cooking and located in the United States, less (without duplication, and only to the extent included in Finished Goods Inventory): (a) reserves taken, if any, as recorded in the accounting records of Powermate or Outdoor Cooking, as applicable; (b) Finished Goods Inventory that is not owned solely by Powermate or Outdoor Cooking, as applicable; (c) Finished Goods Inventory held, or claimed to be held, on consignment or similar arrangement; (d) Finished Goods Inventory that is not subject to a Lien in favor of the Administrative Agent, for the benefit of the Lenders; and (e) Finished Goods Inventory that is no located at or in transit between property that is owned or leased by the Parent or any Subsidiary Guarantor.

                           "Eligible Raw Materials and Work In Process" means,
                  as at any date of determination, the value (determined at the lower of cost or market on a first-in, first-out basis consistent with Powermate's or Outdoor Cooking's, as applicable, current and historical accounting practice) of all Raw Materials and Work In Process owned by Powermate or Outdoor Cooking and located in the United States, less (without duplication, and only to the extent included in Raw Materials and Work In Process): (a) reserves taken, if any, as recorded in the accounting records of Powermate or Outdoor Cooking, as applicable; (b) Raw Materials and Work In Process that is not owned solely by Powermate or Outdoor Cooking, as applicable; (c) Raw Materials and Work In Process that is not subject to a Lien in favor of the Administrative Agent, for the benefit of the Lenders; and (d) Raw Materials and Work In Process that is not located at or in transit between property that is owned or leased by the Parent or any Subsidiary Guarantor.

                           "Finished Goods Inventory" means all goods,
                  merchandise and other personal property which are held for sale by Powermate or Outdoor Cooking, excluding damaged Finished Goods Inventory, Finished Goods Inventory that is not otherwise in marketable condition, Raw Materials and Work In Process or packaging, packing or shipping materials.

                           "Interest Election Request" means a request by a
                  Borrower to convert or continue a Borrowing in accordance with
                  Section 2.06.

                           "Loans" means Term Loans, Revolving Loans or
                  Supplemental Revolving Loans or any combination thereof, as the context may require.

                           "Maturity Date" means (i) with respect to the
                  Supplemental Revolving Loans, December 31, 2000, (ii) with respect to the Revolving Loans and the Tranche A Term Loans, March 30, 2005 and (iii) with respect to the Tranche B Term Loans, September 30, 2006.

                           "Outdoor Cooking" means the "Outdoor Cooking"
                  Strategic Business Unit, which is a division of Sunbeam Products, Inc.

                           "Raw Materials and Work In Process" means all raw
                  materials, supplies and work in process used in the manufacture of Finished Goods Inventory by Powermate or Outdoor Cooking.

                           "Required Lenders" means, at any time, Lenders having
                  in the aggregate at least 51% of the sum of (i) Revolving Credit Exposures and unused Revolving Commitments at such time, (ii) Supplemental Revolving Credit Exposures and unused Supplemental Revolving Commitments at such time, (iii) the principal amount of Tranche A Term Loans and unused Tranche A Term Commitments at such time and (iv) the principal amount of Tranche B Loans and unused Tranche B Term Commitments at such time.

                           "Supplemental Revolving Credit Availability Period"
                  means the period from and including the Twelfth Amendment Effective Date to but excluding the earlier of (i) December 31, 2000 and (ii) the date of termination of the Supplemental Revolving Commitments.

                           "Supplemental Revolving Credit Exposure" means, with
                  respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Supplemental Revolving Loans at such time.

                           "Supplemental Revolving Commitment" means, with
                  respect to each Lender, the commitment of such Lender to make Supplemental Revolving Loans, expressed as an amount representing the maximum aggregate amount of such Lender's Supplemental Revolving Credit Exposure hereunder, as such commitment may be (x) reduced from time to time pursuant to
                  Section 2.07(d) and (y) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
                  Section 10.04. The initial amount of each Lender's Supplemental Revolving Commitment is set forth on Schedule
                  2.01 under the heading "Supplemental Revolving Commitment", or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Supplemental Revolving Commitment, as applicable. The initial aggregate amount of the Lenders' Supplemental Revolving Commitments is $50,000,000.

                           "Supplemental Revolving Loans" means a loan made
                  pursuant to Section 2.01(d).

                           "Twelfth Amendment Effective Date" means the
                  Amendment Effective Date under and as defined in Amendment No. 12.".

                  SECTION 3. Revolving Loans. Section 2.01 of the Credit Agreement is amended to add immediately after paragraph (c) in such Section the following new paragraph (d):

                           "(d) Supplemental Revolving Loans. Subject to the
                  terms and conditions set forth herein, each Lender agrees to make loans in dollars to any Borrower from time to time during the Supplemental Revolving Credit Availability Period in an aggregate principal amount that will not result in such

                  Lender's Supplemental Revolving Credit Exposure to all Borrowers exceeding such Lender's Supplemental Revolving Commitment; provided that no Lender shall make any Supplemental Revolving Loan if, after giving effect to the making of such Supplemental Revolving Loan, the total Supplemental Revolving Credit Exposure of all Lenders then outstanding would exceed the Borrowing Base then in effect. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Supplemental Revolving Loans.".

                  SECTION 4. Loans and Borrowings. Section 2.02 of the Credit Agreement is amended to add immediately after each reference to "ABR Revolving Borrowing" in paragraph (c) in such Section the phrase "or ABR Supplemental Revolving Borrowing, as the case may be,".

                  SECTION 5. Requests for Borrowings. Section 2.03 of the Credit Agreement is amended to add immediately before the phrase "or a Revolving Borrowing" in clause (iii) in the second sentence in such Section the phrase "a Supplemental Revolving Borrowing,".

                  SECTION 6. Termination and Reduction of Commitments. Section
2.07 of the Credit Agreement is amended:

                  (a) to add in paragraph (a) in such Section immediately before the phrase "and the Revolving Commitments shall terminate on the last day of the Revolving Credit Availability Period" the phrase "the Supplemental Revolving Commitments shall terminate on the last day of the Supplemental Revolving Credit Availability Period;";

                  (b) to replace the phrase "and (B)" in paragraph (b) in such Section with the phrase ", (B) the Parent shall not terminate or reduce the Supplemental Revolving Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.10, the total Supplemental Revolving Credit Exposures would exceed the total Supplemental Revolving Commitments, (C) the Parent shall not terminate or reduce the Revolving Commitments if, at the time of such proposed termination or reduction, the Supplemental Revolving Commitments remain in effect and (D)"; and

                  (c) to add immediately after paragraph (c) in such Section the following new paragraph (d):

                           "(d) The total Supplemental Revolving Commitments of
                  all Lenders shall be automatically and permanently reduced to
                  (i) $40,000,000 on August 31, 2000, (ii) $30,000,000 on
                  September 30, 2000, (iii) $20,000,000 on October 31, 2000 and
                  (iv) $10,000,000 on November 30, 2000 (each such date, a "Commitment Reduction Date"), and the Parent shall prepay the outstanding Supplemental Revolving Loans on the applicable Commitment Reduction Date in accordance with Section 2.09(e), provided that in the event that on any Commitment Reduction Date, the aggregate Supplemental Revolving Commitments shall have been reduced to an amount less than the amounts set forth in clauses (i), (ii), (iii) or (iv) above, as applicable, the total Supplemental

                  Revolving Commitments on such Commitment Reduction Date shall be such lesser amount as so reduced.".

                  SECTION 7. Mandatory Repayment and Prepayment of Loans and Reduction of Commitments. Section 2.09 of the Credit Agreement is amended to add immediately after paragraph (d) in such Section the following new paragraph (e):

                           "(e) If at any time the total Supplemental Revolving
                  Credit Exposure of all Lenders exceeds the total Supplemental Revolving Commitments of all Lenders at such time or the Borrowing Base in effect at such time, the Parent shall, in either case, immediately prepay the Supplemental Revolving Loans in the amount of such excess, together with accrued interest thereon to the date of payment.".

                  SECTION 8. Fees. Section 2.11 of the Credit Agreement is amended to:

                  (a) add immediately before the period at the end of the first sentence in paragraph (a) in such Section the following:

                  "; provided further that, if such Lender continues to have any Supplemental Revolving Credit Exposure after its Supplemental Revolving Commitment terminates, then such commitment fee shall continue to accrue on the daily amount of such Lender's Supplemental Revolving Credit Exposure from and including the date on which its Supplemental Revolving Commitment terminates to but excluding the date on which such Lender ceases to have any Supplemental Revolving Credit Exposure"; and

                  (b) add immediately after the reference to "Revolving Commitment" in the proviso in the second sentence in paragraph (a) in such Section the phrase "or Supplemental Revolving Commitment, as the case may be,".

                  SECTION 9. Interest. Section 2.12 of the Credit Agreement is amended to:

                  (a) add immediately after the phrase "and, in the case of Revolving Loans" in paragraph (d) in such Section the phrase "or Supplemental Revolving Loans, as the case may be,"

                  (b) add immediately after the phrase "termination of the Revolving Commitments" in paragraph (d) in such Section the phrase "or the Supplemental Revolving Commitments, as the case may be"; and

                  (c) add immediately after the reference to "Revolving Credit Availability Period" in paragraph (d) in such Section the phrase "or the Supplemental Revolving Credit Availability Period, as the case may be".

                  SECTION 10. Conditions to Each Credit Event. Section 4.04 of the Credit Agreement is amended to:

                  (a) add immediately after paragraph (g) in such Section the following new paragraphs (h), (i) and (j):

                           "(h) In the case of the initial Borrowing under the
                  Supplemental Revolving Commitments, the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders) of Skadden, Arps, Slate, Meagher & Flom LLP relating to the organization, existence and good standing of the Borrowers, the authorization and enforceability of the transactions contemplated by Amendment No. 12 and any other legal matters relating to any of the foregoing reasonably requested by the Administrative Agent, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

                           (i) In the case of any Borrowing on or after August
                  24, 2000 under the Supplemental Revolving Commitments, the Parent shall have satisfied its obligations under Section 16(a) of Amendment No. 12.

                           (j) In the case of any Borrowing under the
                  Supplemental Revolving Commitments, at the time of such Borrowing there shall be no unused Revolving Commitments."; and

                  (b) replace the reference to "paragraphs (b) through (f)" in the last paragraph in such Section with a reference to "paragraphs (b) through
(h)".

                  SECTION 11. Additional Information Requirements. Section 5.02 of the Credit Agreement is amended to add immediately after paragraph (K) in such Section the following new paragraph (L):

                           "(L) Within 15 days after the end of each month, an
                  accurate, duly completed Borrowing Base Certificate as of the last day of the month then ended.".

                  SECTION 12. Use of Proceeds and Letters of Credit. Section
5.08 of the Credit Agreement is amended to add immediately after the first sentence in such Section the following sentence:

                  "The proceeds of the Supplemental Revolving Loans will be used only (i) to finance Consolidated Capital Expenditures permitted hereunder and (ii) for general corporate purposes (including without limitation the making of intercompany loans to Subsidiaries, the proceeds of which loans will be used by such Subsidiaries for general corporate purposes).".

                  SECTION 13. Consolidated EBITDA. Section 6.15 is amended to replace the dollar amounts set forth in the table contained in such Section for the months of July through December, 2000 with the following:

                                  "Month           Consolidated EBITDA

                              July, 2000                   $69,000,000

                            August, 2000                   $75,000,000

                         September, 2000                   $89,000,000

                           October, 2000                  $121,000,000

                          November, 2000                  $139,000,000

                          December, 2000                  $143,000,000

                           January, 2001                  $148,000,000

                          February, 2001                  $157,000,000

                             March, 2001                 $180,000,000".


                  SECTION 14. Cash Management. Section 6.18 of the Credit Agreement is amended to delete the phrase ", which Concentration Account shall at all times on and after June 10, 1999 be subject to the Blocked Account Agreement" in such Section.

                  SECTION 15. Replacement of Schedule; Addition of Exhibit. The Credit Agreement is amended to (a) replace Schedule 2.01 (Commitments) thereto with a new Schedule in the form attached to this Amendment as Exhibit A and (b) add a new Exhibit M to the Credit Agreement in the form attached to this Amendment as Exhibit B.

                  SECTION 16. Agreements. (a) As a condition precedent to any Borrowing on or after August 24, 2000 under the Supplemental Revolving Commitments, the Parent shall have caused (i) Sunbeam Corporation (Canada) Limited ("Sunbeam Canada") to execute and deliver to the Administrative Agent, for the benefit of the Lenders, (A) a Canadian subsidiary guarantee (the "Canadian Guarantee") to guarantee the Guaranteed Obligations (as defined in the Subsidiary Guarantee) in respect of the Supplemental Revolving Loans and (B) a Canadian security agreement (the "Canadian Security Agreement" and, together with the Canadian Guarantee, the "Canadian Collateral Documents") to secure its obligations under the Canadian Guarantee, each such Canadian Collateral Document to be in form and substance reasonably satisfactory to the Administrative Agent, together with an opinion of Canadian counsel to Sunbeam Canada, in form and substance reasonably satisfactory to the Administrative Agent, as to such matters as the Administrative Agent may reasonably request and (ii) Coleman to pledge to the Administrative Agent, for the benefit of the Lenders, to secure the Supplemental Revolving Loans pursuant to a pledge agreement or an amendment or supplement to the applicable Collateral Documents in form and substance reasonably satisfactory to the Administrative Agent, the remaining portion of the issued and outstanding capital stock of

Sunbeam Canada owned by it which is not pledged as of the date hereof to the Administrative Agent, for the benefit of the Lenders, together with delivery of the stock certificate representing such capital stock and an instrument of transfer in form and substance reasonably satisfactory to the Administrative Agent. Prior to the satisfaction of the conditions precedent contained in this paragraph (a), the aggregate Supplemental Loans outstanding shall at no time exceed $10,000,000; provided that, if a Borrowing under the Supplemental Revolving Commitments is made prior to August 24, 2000, it shall constitute an Event of Default under Section 7(d) of the Credit Agreement if the conditions precedent contained in this paragraph (a) shall not have been satisfied on or before August 24, 2000.

                  (b) Upon the execution and delivery of the Canadian Collateral Documents pursuant to paragraph (a) above, but only for so long as the Supplemental Revolving Commitments remain in effect or any obligations in respect of the Supplemental Revolving Loans are outstanding, (i) Sunbeam Canada shall be deemed to be a Subsidiary Guarantor for all purposes under the Credit Agreement and the other Loan Documents, (ii) the Canadian Guarantee shall be deemed to be a Subsidiary Guarantee and a Loan Document for all purposes under the Credit Agreement and the other Loan Documents and (iii) the Canadian Security Agreement shall be deemed to be a Subsidiary Security Agreement and a Collateral Document for all purposes under the Credit Agreement and the other Loan Documents.

                  (c) In consideration of the Lenders' agreement to provide the Supplemental Revolving Commitments, the Parent shall, at the request of the Lenders, promptly execute an amendment to the Credit Agreement, and the Parent shall, and shall cause the Subsidiary Guarantors to, promptly execute amendments to the applicable Loan Documents, in each case in form and substance reasonably satisfactory to the Administrative Agent and the Parent, in order to change the relative priority of the obligations under the Credit Agreement and the other Loan Documents in respect of the Supplemental Revolving Loans, the Term Loans, the Revolving Loans and any Letters of Credit. The obligations of the Parent under this paragraph (c) shall be deemed to be a covenant and agreement for all purposes under Section 7(e) of the Credit Agreement.

                  SECTION 17. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 18. Counterparts This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  SECTION 19. Representations and Warranties; No Default. After giving effect to this Amendment, the Parent and the Subsidiary Borrower (to the extent applicable to it thereunder) hereby represent and warrant that all representations and warranties contained in the Credit Agreement are true and correct on and as of the Amendment Effective Date (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Amendment.

                  SECTION 20. Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which:

                  (a) the Administrative Agent shall have received from each of the Parent, the Subsidiary Borrower and the Lenders, a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

                  (b) the Administrative Agent shall have received such opinions, documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Parent, the authorization and enforceability of the transactions contemplated by this Amendment and any other legal matters relating to any of the foregoing, all in form and substance satisfactory to the Administrative Agent and its counsel;

                  (c) the Lenders shall be (and by their execution hereof, hereby confirm that they are) satisfied with the cash flow and other projections and other financial information provided by the Parent in connection with the execution and delivery of this Amendment; and

                  (d) the Administrative Agent shall have received, for the ratable benefit of the Lenders, payment of a facility fee in an amount equal to 0.125% of the Supplemental Revolving Commitments and any other fees and other amounts due and payable pursuant to the Credit Agreement, including reimbursement or payment of all out-of-pocket expenses of the Administrative Agent and the Lenders invoiced to the Parent and required to be reimbursed or paid by the Parent under the Credit Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                              SUNBEAM CORPORATION


                              By _____________________________________
                                      Name:
                                      Title:


                              THE COLEMAN COMPANY, INC.


                              By _____________________________________
                                    Name:
                                    Title:


                              MORGAN STANLEY SENIOR FUNDING, INC.,
                                   individually and as Syndication Agent


                              By _____________________________________
                                      Name:
                                      Title:


                              BANK OF AMERICA, N.A.,
                                   individually and as Documentation Agent


                              By _____________________________________
                                    Name:
                                    Title:


                              FIRST UNION NATIONAL BANK,
                                   individually and as Administrative Agent


                              By _____________________________________
                                    Name:
                                    Title:

                                                                                                                          EXHIBIT A
                                                                                                                to Amendment No. 12

                                                                                                                      Schedule 2.01
                                                                                                                to Credit Agreement


                                                            Commitments
------------------------------------------------------------------------------------------------------------------------------------

                                                       Revolving Commitment
                                         -------------------------------------------------
                                                                                                                         Tranche A
                    Lender                   Total Original        Foreign Currency    Supplemental       Term        Tranche B Term
                                               Commitment              Sublimit         Commitment     Commitment       Commitment
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Senior Funding, Inc.             $160,000,000      $ 16,000,000      $ 20,000,000      $320,000,000      $200,000,000

Bank of America, N.A                            $120,000,000      $ 12,000,000      $ 15,000,000      $240,000,000      $150,000,000

First Union National Bank                       $120,000,000      $ 12,000,000      $ 15,000,000      $240,000,000      $150,000,000
------------------------------------------------------------------------------------------------------------------------------------
         Total                                  $400,000,000      $ 40,000,000      $ 50,000,000      $800,000,000      $500,000,000

                                                                       EXHIBIT B
                                                             to Amendment No. 12

                                                                       EXHIBIT M
                                                             to Credit Agreement

                           Borrowing Base Certificate
                            (To be Submitted Monthly)

As of _______________
Borrowing Base Calculation:
         A. Gross Finished Goods Inventory of Powermate                                                  $____________
         Less Ineligibles:            Reserves                                        ____________
                                    Not solely owned                                  ____________
                                    Consigned                                         ____________
                                    Not subject of Lien in favor of
                                      Administrative Agent                            ____________
                                    Not located at or in transit between
                                      property owned by
                                      Parent/Subsidiary Guarantor                     ____________
         B. Total Ineligibles:                                                                          $____________
         C. Total Powermate Eligible Inventory (A minus B)                                              $____________
         D. Gross Finished Goods Inventory of Outdoor Cooking                                           $____________
         Less Ineligibles:            Reserves                                        ____________
                                    Not solely owned                                  ____________
                                    Consigned                                         ____________
                                    Not subject of Lien in favor of
                                      Administrative Agent                            ____________
                                    Not located at or in transit between
                                      property owned by
                                      Parent/Subsidiary Guarantor                     ____________
         E. Total Ineligibles:                                                                          $____________
         F. Total Outdoor Cooking Eligible Inventory (D minus E)                                        $____________
         G. TOTAL ELIGIBLE INVENTORY (C plus F)                                                         $____________
                  Advance Rate                                                          X                        60%
                                                                                        ----------------------------
         H. ELIGIBLE INVENTORY BORROWING BASE                                           =               $____________

         I. Gross Raw Materials and Work In Process of Powermate                                       $____________
         Less Ineligibles:            Reserves                                       ____________
                                    Not solely owned                                 ____________
                                    Not subject of Lien in favor of
                                      Administrative Agent                           ____________
                                    Not located at or in transit between
                                      property owned by
                                      Parent/Subsidiary Guarantor                    ____________
         J. Total Ineligibles:                                                                        $____________
         K. Total Powermate Eligible Raw Materials and Work In Process
                  (I minus J)                                                                         $____________
         L. Gross Raw Materials and Work In Process of Outdoor Cooking                                $____________
         Less Ineligibles:            Reserves                                       ____________
                                    Not solely owned                                 ____________
                                    Not subject of Lien in favor of
                                      Administrative Agent                           ____________
                                    Not located at or in transit between
                                      property owned by
                                      Parent/Subsidiary Guarantor                    ____________
          M. Total Ineligibles:                                                                      $____________
         N. Total Outdoor Cooking Eligible Raw Materials and
                  Work in Process (L minus M)                                                        $____________
         O. TOTAL ELIGIBLE RAW MATERIALS AND
                  WORK IN PROCESS (K plus N)                                                         $____________
                  Advance Rate                                                          X                      50%
                                                                                         -------------------------
         P. RAW MATERIALS AND WORK IN
                  PROCESS BORROWING BASE                                                    =        $
                                                                                                      ============
TOTAL BORROWING BASE (H plus P)                                                                      $
                                                                                                      ============


                  Pursuant to the Credit Agreement, dated as of March 30, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), the undersigned Financial Officer hereby certifies that the information provided to the Administrative Agent in the foregoing Borrowing Base Certificate is accurate based on the accounting records of each of the Parent, Powermate and Outdoor Cooking, as applicable. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.


                                      SUNBEAM CORPORATION


                                      By:________________________________
                                            Name:
                                            Title: